UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

 FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2005

GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 Global Drive	70665
P.O. Box 442, Sulphur, LA	70664-0442
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (337 583-5000)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

        On December 13, 2005, Global Industries, Ltd. (the "Company") increased the salary of James J. Dore' to $300,000 per year, effective December 1, 2005. Mr. Dore' is the Senior Vice President-Asia Pacific and India.

Item 9.01        Financial Statements and Exhibits.

        None.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.

Date: December 15, 2005

By:  /s/ RUSSELL J. ROBICHEAUX
Name: Russell J. Robicheaux
Title:    Senior Vice President and General Counsel